EXHIBIT 32.2
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                               CFO CERTIFICATION

      PURSUANT TO U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Advantage Energy Income Fund (the "Trust"), Advantage Oil & Gas Ltd. and Advantage ExchangeCo Ltd. on Form 40-F for the fiscal year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter Hanrahan, Vice President, Finance and Chief Financial Officer of Advantage Oil & Gas Ltd., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.



Date:  March 7, 2006                        /s/ Peter Hanrahan
                                            ----------------------------------
                                            Peter Hanrahan
                                            Vice-President, Finance and
                                            Chief Financial Officer of
                                            Advantage Oil & Gas Ltd. on behalf
                                            of Advantage Energy Income Fund